UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 22, 2013

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 8.01.	Other Events

In its October 21, 2013 press release with respect to the announcement of its financial results for the quarter ended September 30, 2013, TrustCo Bank Corp NY (the “company”) included an incorrect date for the conference call to discuss the results. The conference call took place on October 22, 2013 at 9:00 a.m. Eastern Time; correct information with respect to the time and date of the call had previously been posted on the company’s website and included in the company’s October 15, 2013 press release announcing the date of the release of its financial results for the quarter and the related conference call.  A replay of the call is currently available, and will remain available for thirty days, at 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10035171. A replay of the audio webcast of the call is available at: http://services.choruscall.com/links/trst131022.html, and will be available for one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 22, 2013

TrustCo Bank Corp NY
(Registrant)

By: /s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer